                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                               THE MAINSTAY FUNDS
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                               THE MAINSTAY FUNDS

                                51 Madison Avenue
                            New York, New York 10010


                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 27, 2006



February 8, 2006


To Our Shareholders:


I am writing to ask for your vote on important matters concerning the The MainStay Funds (the "Trust"). The Trust, a Massachusetts business trust, currently offers 19 separate series of funds (the "Funds"), which are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Funds will be held on March 27, 2006, beginning at 3:00 p.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Except as indicated, each of the various proposals set forth in the accompanying Notice of Special Meeting and Proxy Statement concerns all the Funds. AT THE SPECIAL MEETING, AS EXPLAINED IN THE ACCOMPANYING PROXY STATEMENT, YOU WILL BE ASKED TO VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS:

     1.   To elect the Board of Trustees of the Trust;

     2. To grant the Trust the approval to enter into and materially amend agreements with investment sub-advisors on behalf of one or more of the Funds without obtaining shareholder approval;

     3. To approve the amendment of certain fundamental investment restrictions;

     4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay Large Cap Growth Fund (MainStay Large Cap Growth Fund only); and

     5. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The proposals are described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Trustees of the Trust recommends that you read the enclosed materials carefully and then submit a vote "FOR" each of the proposals.


Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on March 27, 2006. You will receive a proxy card. There are several ways to vote your shares, including mail, telephone, and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, InvestorConnect, reminding you to vote. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                        Sincerely,



                                        /s/ CHRISTOPHER O. BLUNT
                                        ----------------------------
                                            CHRISTOPHER O. BLUNT
                                            PRESIDENT


Encl.

                               THE MAINSTAY FUNDS

                                51 Madison Avenue
                            New York, New York 10010

MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY EQUITY INDEX FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INTERNATIONAL EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY TAX FREE BOND FUND
MAINSTAY TOTAL RETURN FUND
MAINSTAY VALUE FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 2006


TO THE SHAREHOLDERS OF THE MAINSTAY FUNDS:


NOTICE IS HEREBY GIVEN That the Board of Trustees (the "Board" or the "Trustees") of The MainStay Funds (the "Trust"), which currently offers the 19 series of funds listed above (the "Funds"), invites you to attend a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the Trust. The Special Meeting will be held on March 27, 2006, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 9:00 a.m. eastern time.



At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following proposals, as applicable:


     1.   To elect the Board of the Trustees of the Trust;

     2. To grant the Trust approval to enter into and materially amend agreements with investment sub-advisors on behalf of one or more of the Funds without obtaining shareholder approval;

     3. To approve the amendment of certain fundamental investment restrictions;


     4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay Large Cap Growth Fund (MainStay Large Cap Growth Fund only); and


     5. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.


Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and each of the proposals above. You may vote at the Special Meeting if you are the record owner of shares of one or more of the Funds as of the close of business on January 27, 2006 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

By order of the Board of Trustees,



/s/ Marguerite E. H. Morrison
-------------------------------------
Marguerite E. H. Morrison
Secretary
February 8, 2006


                                   ----------

                                IMPORTANT NOTICE:
         PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.
              YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                                   ----------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

      REGISTRATION                             VALID
      ------------                             -----
CORPORATE ACCOUNTS
(1)   ABC Corp..............................   ABC Corp. John Doe, Treasurer
(2)   ABC Corp..............................   John Doe
(3)   ABC Corp. c/o John Doe................   John Doe
(4)   ABC Corp. Profit Sharing Plan.........   John Doe

PARTNERSHIP ACCOUNTS
(1)   The XYZ Partnership...................   Jane B. Smith, Partner
(2)   Smith and Jones, Limited Partnership..   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)   ABC Trust.............................   Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee u/t/d 12/28/78...   Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)   John B. Smith, Cust
      f/b/o John B. Smith, Jr. UGMA/UTMA....   John B. Smith, Custodian f/b/o/ John B.
                                               Smith Jr., UGMA/UTMA
(2)   Estate of John B. Smith...............   John B. Smith, Jr.,
                                               Executor
                                               Estate of John B. Smith

Please choose one of the following options to vote your shares:

     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

     3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

     4. IN PERSON AT THE SPECIAL MEETING.

                               THE MAINSTAY FUNDS

                                51 Madison Avenue
                            New York, New York 10010

MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY EQUITY INDEX FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INTERNATIONAL EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY TAX FREE BOND FUND
MAINSTAY TOTAL RETURN FUND
MAINSTAY VALUE FUND

                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 2006


INTRODUCTION


This Proxy Statement is being furnished to shareholders of the series of The MainStay Funds (the "Trust"), in connection with the solicitation of proxies relating solely to the Trust and its series listed above (each a "Fund"), by the Board of Trustees of the Trust (the "Board" or the "Trustees"), for a special meeting of shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on March 27, 2006, beginning at 3:00 p.m. Eastern time.



THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY
STATEMENT:


PROPOSALS:

1.   To elect the Board of Trustees of the Trust;

2. To grant the Trust approval to enter into and materially amend agreements with investment sub-advisors on behalf of one or more of the Funds without obtaining shareholder approval;

3. To approve the amendment of certain fundamental investment restrictions regarding:

     3.A. Borrowing
     3.B. Senior Securities
     3.C. Underwriting Securities
     3.D. Real Estate
     3.E. Commodities
     3.F. Making Loans

     3.G. Concentration of  Investments
     3.H. Diversification

4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay Large Cap Growth Fund; and

5. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.


Only shareholders of record who owned shares of one or more of the Funds at the close of business on January 27, 2006 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any proposal on which that Fund's shareholders are entitled to vote (a fractional share has a fractional vote). Proposals 1, 2 and 3 affect all Funds. Proposal 4 affects only the MainStay Large Cap Growth Fund, and, therefore, only shareholders of the MainStay Large Cap Growth Fund are entitled to vote on Proposal 4. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Funds.



The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about February 8, 2006 to all shareholders of record of the Funds. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Trust.


It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                            AFFECTED FUNDS: ALL FUNDS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

The purpose of this proposal is to elect the Board of Trustees that will assume office immediately upon election by shareholders. At a Board of Trustees meeting held on December 12, 2005, the current Trustees of the Trust unanimously nominated the eight persons described below for election as Trustees (each a "Nominee"). The Board is currently comprised of seven members. Seven of the Nominees (whose names are preceded by an asterisk (*)) are currently members of the Board of Trustees; one is not. All Nominees have agreed to stand for election, serve if elected and hold office for an unlimited term. Information regarding each Nominee is set forth below.


All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies which would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.


WHO ARE THE NOMINEES TO THE BOARD?


The table below lists the Nominees, their dates of birth, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, number of funds or portfolios in the complex of funds and portfolios managed by NYLIM or its affiliates (the "Fund Complex") overseen by the Nominee, and number of other directorships held outside of the Trust. The address of each Nominee is 51 Madison Avenue, New York, New York 10010.


Nominees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to as "Independent Trustees." Nominees who are deemed to be "interested persons" of the Trust under the 1940 Act are referred to as "Interested Trustees." The one non-incumbent Nominee was recommended to the Nominating Committee by the Independent Trustees of the Trust.

                                                                                                   NUMBER OF
                                                                                                   FUNDS AND
                                                                                                 PORTFOLIOS IN
                                                                                                    THE FUND
                         POSITION(S)                                                                COMPLEX
                          HELD WITH     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    THE TRUST   LENGTH OF TIME SERVED             PAST 5 YEARS                NOMINEE        HELD BY NOMINEE
----------------------   -----------  ---------------------  ----------------------------------  -------------  --------------------
INDEPENDENT TRUSTEES

*CHARLYNN GOINS          Trustee      Indefinite; since      Retired; consultant to U.S.               19       None
Date of Birth: 9/15/42                2001                   Commerce Department, Washington,
                                                             D.C. (1998 to 2000)

*EDWARD J. HOGAN         Trustee      Indefinite; since      Rear Admiral U.S. Navy (Retired);         19       None
Date of  Birth:                       1996                   Independent Management Consultant
8/17/32                                                      (1997 to 2002)

ALAN R. LATSHAW          Consultant   Indefinite; since      Retired; partner, Ernst & Young            0       State Farm
Date of Birth: 3/27/51   to Audit     2004                   LLP (2002 to 2003); Partner,                       Associates Funds
                         Committee                           Arthur Andersen LLP (1976-2002)                    Trusts (4
                         of the                                                                                 portfolios); State
                         Board of                                                                               Farm Mutual Fund
                         Trustees                                                                               Trust (15
                                                                                                                portfolios); State
                                                                                                                Farm Variable
                                                                                                                Product Trust (8
                                                                                                                portfolios); Utopia
                                                                                                                Funds (4 portfolios)

*TERRY L. LIERMAN        Trustee      Indefinite; since      Partner, Health Ventures LLC; Chair;      19       None
Date of Birth: 1/4/48                 1991                   Maryland Democratic Party; Chairman,
                                                             Smartpaper Networks Corporation
                                                             (communications); Vice Chair, Employee
                                                             Health Programs (1990 to 2002);
                                                             Partner, TheraCom (1994 to 2001);
                                                             President, Capitol Associates,
                                                             Inc. (1984 to 2001)

*JOHN B. MCGUCKIAN       Trustee      Indefinite; since      Chairman, Ulster Television Plc;          19       Non-Executive
Date of Birth: 11/13/39               1997                   Pro Chancellor, Queen's University                 Director, Allied
                                                             (1985 to 2001)                                     Irish Bank Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental Group,
                                                                                                                Plc; Chairman, AIB
                                                                                                                Group (UK) plc;
                                                                                                                Non-Executive
                                                                                                                Director, Unidare
                                                                                                                Plc

*DONALD E. NICKELSON     Lead         Indefinite; Trustee    Retired. Vice Chairman, Harbour           19       Director, Adolor
Date of Birth: 12/9/32   Independent  since 1994; Lead       Group Industries, Inc. (leveraged                  Corporation;
                         Trustee      Independent Trustee    buyout firm); President,                           Director, First
                                      since 2000             PaineWebber Group (1988 to 1990)                   Advantage
                                                                                                                Corporation

*RICHARD S. TRUTANIC     Trustee      Indefinite; since      Chairman, Somerset Group                  19       None
Date of Birth: 2/13/52                1994                   (financial advisory firm);
                                                             Managing Director and Advisor, The
                                                             Carlyle Group (private investment
                                                             firm) (2002-2004); Senior Managing
                                                             Director, Groupe Arnault (private
                                                             investment firm) (1999 to 2002)

                                                                                                   NUMBER OF
                                                                                                   FUNDS AND
                                                                                                 PORTFOLIOS IN
                                                                                                    THE FUND
                         POSITION(S)                                                                COMPLEX
                          HELD WITH     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    THE TRUST   LENGTH OF TIME SERVED             PAST 5 YEARS                NOMINEE        HELD BY NOMINEE
----------------------   -----------  ---------------------  ----------------------------------  -------------  --------------------
INTERESTED TRUSTEE**

*GARY E. WENDLANDT       Chairman,    Indefinite; Chairman   Chief Executive Officer, Chairman         64       Chairman and Chief
Date of Birth: 10/8/50   Chief        since 2002;            and Manager, NYLIM (including                      Executive Officer,
                         Executive    Chief Executive        predecessor advisory                               the MainStay VP
                         Officer,     Officer since          organizations) and New York Life                   Series Fund, Inc.
                         and Trustee  June 15, 2004 and      Investment Management Holdings
                                      Trustee since 2000     LLC; Executive Vice President, New
                                                             York Life Insurance Company;
                                                             Executive Vice President and
                                                             Manager, NYLIFE Distributors LLC;
                                                             Chairman, McMorgan & Company LLC;
                                                             Manager, MacKay Shields LLC;
                                                             Executive Vice President, New York
                                                             Life Insurance and Annuity
                                                             Corporation; Chairman, Chief
                                                             Executive Officer, and Director,
                                                             MainStay VP Series Fund, Inc. (21
                                                             portfolios); Chief Executive
                                                             Officer, Eclipse Funds (3
                                                             portfolios) and Eclipse Funds
                                                             Inc. (15 portfolios)


----------
*    This Nominee is currently a Trustee of the Trust.


** Mr. Wendlandt is deemed to be an Interested Trustee because of his affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIM, MacKay Shields LLC, McMorgan & Company LLC, McMorgan Funds, The MainStay VP Series Funds, Inc., Eclipse Funds, Eclipse Funds Inc., and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."



The Trust's Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, the Trust will hold a shareholders' meeting for the election of Trustees at such times (1) as less than a majority of the Trustees holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Trustee's resignation, death or incapacity to perform his or her duties, a Trustee's term of office is indefinite.


OWNERSHIP OF SECURITIES

As of December 31, 2005, the dollar range of equity securities owned beneficially by each Nominee in the Funds and in any registered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:

                              INDEPENDENT TRUSTEES


                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                                             INVESTMENT COMPANIES OVERSEEN BY
                      DOLLAR RANGE OF EQUITY SECURITIES IN   TRUSTEE IN FAMILY OF INVESTMENT
TRUSTEE OR NOMINEE                  THE TRUST                            COMPANIES
------------------    ------------------------------------   --------------------------------
Charlynn Goins        Over $100,000 in MainStay              Over $100,000
                      International Equity Fund; $50,001 -
                      $100,000 in MainStay Mid-Cap
                      Value Fund; $10,001 - $50,000 in
                      MainStay Small Cap Value Fund;
                      $10,001 - $50,000 in MainStay
                      High Yield Corporate Bond Fund

Edward J. Hogan       $50,001 - $100,000 in MainStay         Over $100,000
                      High Yield Corporate Bond Fund

Alan R. Latshaw       None                                   None

Terry L. Lierman      $1 - $10,000 in MainStay Global        $10,001 - $50,000
                      High Income Fund; $1 - $10,000 in
                      MainStay Capital Appreciation
                      Fund; $10,001 - $50,000 in
                      MainStay International Equity Fund;
                      $10,001 - $50,000 in MainStay
                      Value Fund

John B. McGuckian     None                                   None

Donald E. Nickelson   $50,001 - $100,000 in MainStay         Over $100,000
                      Large Cap Growth Fund; over $100,000
                      in MainStay Money Market Fund

Richard S. Trutanic   $1 - 10,000 in MainStay Total          $1 - 10,000
                      Return Fund


                               INTERESTED TRUSTEES


                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL REGISTERED
                                                           INVESTMENT COMPANIES OVERSEEN BY
                    DOLLAR RANGE OF EQUITY SECURITIES IN    TRUSTEE IN FAMILY OF INVESTMENT
    TRUSTEE                      THE TRUST                            COMPANIES
---------------     ------------------------------------   --------------------------------
Gary E. Wendlandt   Over $100,000 in MainStay Large Cap    Over $100,000
                    Growth Fund; over $100,000 in
                    MainStay International Equity Fund




As of December 31, 2005, each Independent Trustee and his immediate family members, beneficially or of record owned securities in (1) an investment advisor or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as follows:


                              INDEPENDENT TRUSTEES


                         NAME OF OWNERS AND               TITLE OF                         PERCENT OF
NOMINEE               RELATIONSHIP TO NOMINEE   COMPANY     CLASS    VALUE OF SECURITIES      CLASS
---------------       -----------------------   -------   --------   -------------------   ----------
Charlynn Goins                  N/A                                          None
Edward J. Hogan                 N/A                                          None
Alan R. Latshaw                 N/A                                          None
Terry L. Lierman                N/A                                          None
John B. McGuckian               N/A                                          None
Donald E. Nickelson             N/A                                          None
Richard S. Trutanic             N/A                                          None


COMPENSATION

The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended, a fee of $1,000 for each Board committee meeting attended and $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. In addition, the Lead Independent Trustee is also paid an annual fee of $20,000, the Chairman of the Audit and Compliance Committee receives $2,000 and the Chairmen of the Brokerage and Expense, Operations and Performance Committees each receive $1,000 for each meeting of the respective committee. In addition, each Independent Trustee is paid $1,000 for attending meetings of the Independent Trustees held in advance of or in connection with Board/Committee meetings. Trustees who are affiliated with NYLIM or its affiliates and the Trust's officers do not receive compensation from the Trust. The table below states the compensation received by certain Trustees, for the fiscal year ended October 31, 2005, from the Trust and from certain other investment companies (as indicated) that have the same investment advisor as the Trust or an investment advisor that is an affiliated person of one of the Trust's investment advisors.


                               COMPENSATION TABLE*


                                                              PENSION OR
                                                              RETIREMENT     ESTIMATED
                                                               BENEFITS       ANNUAL
                                                              ACCRUED AS     BENEFITS     TOTAL COMPENSATION FROM
                               AGGREGATE COMPENSATION FROM   PART OF FUND      UPON       THE TRUST AND THE FUND
            TRUSTEE                       TRUST                EXPENSES     RETIREMENT   COMPLEX PAID TO TRUSTEES
            -------            ---------------------------   ------------   ----------   ------------------------
INDEPENDENT TRUSTEES
Charlynn Goins                           $102,000                 $0            $0               $102,000
Edward J. Hogan                          $ 99,000                 $0            $0               $ 99,000
Terry L. Lierman                         $ 92,000                 $0            $0               $ 92,000
Donald E. Nickelson, Lead                $136,500                 $0            $0               $136,500
Independent Trustee
Richard S. Trutanic                      $ 94,500                 $0            $0               $ 94,500
John B. McGuckian                        $ 84,000                 $0            $0               $ 84,000

INTERESTED TRUSTEE
Gary E. Wendlandt                           $0                    $0            $0                  $0



* The new nominee, Mr. Alan R. Latshaw, has not yet served as a Trustee and accordingly has not been compensated as a Trustee to the Trust.



It is expected that the Board of Trustees will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended October 31, 2005, the Board met 14 times. Each current Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Trustee was a member. The Trust does not hold annual meetings, and therefore, the Board of Trustees does not have a policy with regard to Trustee attendance at such meetings.


BOARD COMMITTEES


The Board of Trustees oversees the Funds, NYLIM and the investment sub-advisors (the "Sub-advisors") for the Funds having investment sub-advisors. The committees of the Board include the Audit and Compliance Committee, Brokerage and Expense Committee, Performance Committee, Operations Committee, and Nominating Committee. The Board has also established a Valuation Committee, Valuation Subcommittee, and a Dividend Committee, each of which include members who are not Trustees.



Audit and Compliance Committee. The purpose of the Audit and Compliance Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (3) to oversee the Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Trust's Chief Compliance Officer; and (4) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit and Compliance Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 9 Audit and Compliance Committee meetings held during the fiscal year ended October 31, 2005.


As of November 1, 2004, pursuant to the authority granted it by the Audit and Compliance Committee Charter, the Audit and Compliance Committee retained the services of Alan R. Latshaw, who is a Nominee, as an independent financial expert consultant to provide advice and other services similar to that provided by an "Audit Committee Financial Expert" under Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Latshaw receives an annual retainer of $45,000, as well as a fee of $1,000 per Audit and Compliance Committee meeting attended, plus reimbursements for travel and out-of-pocket expenses. Mr. Latshaw would relinquish his position as a consultant to the Audit and Compliance Committee if he is elected as a Trustee pursuant to this Proposal. It is anticipated that Mr. Latshaw would be designated as the Trust's Audit Committee Financial Expert if he is elected as a Trustee.


Brokerage and Expense Committee. The purposes of the Committee are to assist the Board in (1) overseeing the policies and procedures of the Funds with respect to brokerage and other matters relating to transactions in portfolio securities and other instruments and (2) requesting and evaluating necessary information in connection with fees and expenses of the Funds or their shareholders that may arise out of agreements and arrangements that may be submitted to the Board for its review or approval. The members of the Brokerage and Expense Committee include Terry L. Lierman, John B. McGuckian, and Richard S. Trutanic (Chairman). There were 3 Brokerage and Expense Committee meetings held during the fiscal year ended October 31, 2005.



Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee, on which one or more Trustees may serve, include Arphiela Arizmendi and Gary E. Wendlandt. There were no Dividend Committee meetings held during the fiscal year ended October 31, 2005.



Operations Committee. The purpose of the Operations Committee is to consider issues of importance to the efficient and orderly operations of the Funds, including but not limited to reviewing the implementation of policies and procedures of the Funds and of the Funds' service providers. The members of the Operations Committee include Edward J. Hogan (Chairman), and Terry Lierman. There were 2 Operations Committee meetings held during the fiscal year ended October 31, 2005.



Performance Committee. The purpose of the Performance Committee is to oversee the Funds' investment performance. The members of the Performance Committee include Charlynn Goins (Chairman), Edward J. Hogan, Terry L. Lierman, and Donald
E. Nickelson. There were 4 Performance Committee meetings held during the fiscal year ended October 31, 2005.



Nominating Committee. The purposes of the Nominating Committee are to: (1) evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Trustees:
Charlynn Goins, Edward J. Hogan, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 2 Nominating
Committee meeting held during the fiscal year ended October 31, 2005. The Board of Trustees has adopted a Nominating Committee Charter, which is attached to this Proxy Statement as Appendix A.


The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the

"Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders, which are attached to this Proxy Statement as Appendix B. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.



In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the trustee qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.



Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Arphiela Arizmendi, Charlynn Goins, Alison H. Micucci, Marguerite E. H. Morrison, Donald E. Nickelson, Richard S. Trutanic, and Gary E. Wendlandt. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2005.



Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Ravi Akhoury, Arphiela Arizmendi, Charlynn Goins, Alison H. Micucci, Marguerite E.H. Morrison, Donald E. Nickelson, Richard S. Trutanic, and Gary E. Wendlandt. There were 5 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2005.


SHAREHOLDER APPROVAL

The Nominees for election as Trustees at the Special Meeting will be elected by a plurality of the total votes cast at a meeting of Shareholders by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Trust-wide basis, and all Funds and classes will vote together on this Proposal.

                              BOARD RECOMMENDATION

          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE FUND

                                   PROPOSAL 2

           APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS WITH
          INVESTMENT SUB-ADVISORS ON BEHALF OF ONE OR MORE OF THE FUNDS
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

                            AFFECTED FUNDS: ALL FUNDS

At a meeting of the Board of Trustees of the Trust held on December 12, 2005, the Board approved a proposal to permit the Trust and NYLIM, in its capacity as the investment advisor to the Funds and subject to Board oversight, to enter into, and materially amend, sub-advisory agreements with any Sub-advisors retained by NYLIM and the Trust to manage the Funds without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Funds. Such an advisory structure is referred to as a "multi-manager" or a "manager of managers" arrangement.


Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the Securities and Exchange Commission (the "SEC"). The SEC uniformly requires the approval of such an arrangement by fund shareholders as a condition of granting such exemptive relief. The Trust has requested such exemptive relief and has submitted to the SEC a proposed order (the "Proposed Order"), which conditions the relief upon, among other things, the approval of this Proposal by shareholders. The Trust expects that the SEC, in the future, will grant the Trust's request for exemptive relief and/or will implement proposed Rule 15a-5 under the 1940 Act (the "Proposed Rule"), which essentially would grant similar relief to all investment companies to utilize a manager of managers arrangement upon shareholder approval.



The Board recommends that the shareholders of each Fund approve this Proposal. Under this Proposal, approval by the Board, including a majority of the Independent Trustees, will continue to be required before any of the Funds may enter into any new sub-advisory agreements. However, if shareholders approve this Proposal, a shareholder vote will no longer be required to approve sub-advisory agreements or material changes to them, thereby limiting somewhat the shareholders' control over the Funds' operations. In any event, even if shareholders approve this Proposal, the Trust will not rely on the relief sought by the Proposed Order unless and until such relief is granted by the SEC or unless and until the Proposed Rule is adopted by the SEC and becomes effective.


HOW WOULD A "MANAGER OF MANAGERS" ARRANGEMENT BENEFIT THE FUNDS?


The Board believes that it is in the best interests of each shareholder to provide NYLIM and the Board with increased flexibility to recommend, supervise, evaluate, and change Sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. A manager of managers arrangement will, therefore, permit the Funds to operate more efficiently and cost-effectively. Currently, the Trust must call and hold a shareholder meeting of an affected Fund before it appoints a Sub-advisor or materially amends a sub-advisory agreement. Additionally, the Trust currently must seek shareholder approval of a new sub-advisory agreement if a Sub-advisor is acquired by another company, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the affected Fund's shareholders. This process is time-consuming and costly, and such costs are generally borne by the affected Fund, thereby reducing shareholders' investment returns.



As the investment advisor to each of the Funds, NYLIM currently monitors the performance of each Sub-advisor and may allocate and reallocate management of a Fund's assets to and among the Fund's Sub-advisors. Also, NYLIM is currently responsible for recommending to the Board whether a sub-advisory agreement should be entered into or terminated. In determining whether to recommend to the Board the termination of a sub-advisory agreement, NYLIM considers several factors, including the sub-advisor's performance record while managing a particular Fund.


When a shareholder invests in a Fund, he or she effectively hires NYLIM to manage the assets of the Fund, either directly or via a Sub-advisor under NYLIM's supervision. Therefore, the Board believes that shareholders already expect that NYLIM and the Board will take responsibility for overseeing any Sub-advisors engaged for the Funds and for recommending whether a particular Sub-advisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Funds have engaged NYLIM as an investment advisor and NYLIM's experience in overseeing and recommending Sub-advisors, the Board believes it would be appropriate to allow NYLIM to recommend, monitor, and evaluate Sub-advisors directly, subject to the Board's oversight. This approach would avoid the considerable costs associated with seeking shareholder approval for material modification of existing sub-advisory agreements or the creation of new ones. Further, such an approach would be consistent with shareholders' current expectations that NYLIM will use its experience and expertise to recommend qualified candidates to serve as Sub-advisors.


If shareholders approve this Proposal, the Board will continue to oversee the selection and engagement of Sub-advisors. Further, the Board will continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board will continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a sub-advisory agreement, NYLIM and the relevant Sub-advisor have a legal duty to provide the Board with information on factors pertinent to the Board's decision.


If shareholders do not approve this Proposal, the Trust will continue to be required to solicit shareholder approval of new or materially amended sub-advisory agreements.


WHAT EFFECT WILL THIS PROPOSAL HAVE ON THE ADVISORY FEES PAID BY THE FUNDS TO NYLIM OR THE QUALITY OF ADVISORY SERVICE THE FUNDS RECEIVE?

This Proposal does not affect the amount of investment advisory fees paid by the Funds to NYLIM. When entering into and amending sub-advisory agreements, NYLIM has negotiated and will continue to negotiate fees paid to the Sub-advisors for their services. The fees paid to NYLIM by the Funds are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Under the Proposal, shareholder approval will continue to be required before the total fees paid by a Fund to NYLIM and/or any Sub-advisors are increased. Further, whether or not shareholders approve this Proposal, NYLIM will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides, in accordance with each Fund's investment advisory agreement and other agreements.

WHAT ARE THE TERMS OF THE PROPOSED ORDER AND THE PROPOSED RULE?


The Trust and NYLIM have filed an application with the SEC requesting the Proposed Order, which would grant the Trust with an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit NYLIM and the Trust, on behalf of the Funds, to (a) engage new or additional Sub-advisors; (b) enter into and modify existing investment sub-advisory agreements; and (c) terminate and replace Sub-advisors without the approval of shareholders. While it is not certain, the Trust and NYLIM expect that the Proposed Order will be issued by the SEC. Further, on October 23, 2003, the SEC proposed the Proposed Rule, which would grant relief similar to the relief requested in the Proposed Order. If the SEC adopts the Proposed Rule before, or in lieu of, the Proposed Order, the Trust and NYLIM would comply with the Rule's terms and conditions, to the extent desirable or required by the Proposed Rule.

Under both the terms of the Proposed Order and the Proposed Rule, the Trust and NYLIM will continue to be subject to several conditions imposed by the SEC. For example, within 90 days of a change to a Fund's sub-advisory agreement, the Trust will be required to provide any affected Fund's shareholders with an information statement containing information about the Sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also must comply with certain fund governance requirements. There is no guarantee that the SEC will grant the Proposed Order even if this Proposal is approved by the shareholders, nor is there any guarantee that the SEC will adopt the Proposed Rule. Furthermore, any exemptive order from the SEC or final rule eventually issued by the SEC may differ from general terms and conditions described herein. By approving this Proposal, shareholders are approving the operation of the manager of managers arrangement under any such different terms or conditions.



The Proposed Order also requests relief from certain regulatory requirements to permit the disclosure by a Fund of aggregated, as opposed to individual, information about the fees paid to certain Sub-advisors. Another condition of note in the Proposed Order and Proposed Rule is that shareholder approval will still be required of any sub-advisory agreement with a Sub-advisor that is an "affiliated person," as that term is defined in Section 2(a)(3) of the 1940 Act, of the Trust or of NYLIM. However, the Funds and NYLIM may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit NYLIM and the Trust to enter into or to materially amend, sub-advisory agreements with affiliated Sub-advisors without obtaining shareholder approval. MacKay Shields LLP, an affiliated person of NYLIM, currently provides investment sub-advisory services to several of the Funds. By approving this Proposal, shareholders are also approving the application of the manager of managers arrangement to any affiliated Sub-advisor of NYLIM, subject to NYLIM and the Trust obtaining the necessary regulatory relief.


SHAREHOLDER APPROVAL

Each Fund will vote on this Proposal separately. Approval of the Proposal with respect to a Fund requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act.

                              BOARD RECOMMENDATION

           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.

                                   PROPOSAL 3


                            APPROVAL TO AMEND CERTAIN
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
                           Affected Funds: All Funds


WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

The 1940 Act requires all mutual funds, including the Funds, to adopt "fundamental" investment restrictions with respect to several specific types of activities, including a Fund's ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable. Fundamental restrictions are those that may be modified or eliminated only with the approval of a majority of a Fund's outstanding voting securities. In contrast, restrictions that are non-fundamental may be modified or eliminated by action of the Fund's Board of Trustees, without separate shareholder action.

Upon the recommendation of management of the Funds, the Trustees have reviewed the Funds' current fundamental investment restrictions and have recommended that several of the fundamental restrictions be amended in order to simplify and modernize the restrictions to reflect current law and to increase the investment flexibility of the Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE CHANGES TO THE FUNDS' INVESTMENT RESTRICTIONS?

As more fully discussed in each individual proposal, many of the Funds' investment restrictions are more prohibitive than the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance issued by the SEC and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs. In general, the proposed changes are intended to provide the Funds with the maximum investment authority to engage in these types of activities consistent with current law and with the Funds' investment strategies and objectives, as stated in each Fund's prospectus and statement of additional information. In so doing, these restrictions will provide the Funds with the maximum possible amount of flexibility to track any future changes in the 1940 Act and underlying interpretation and guidance without requiring the Funds to incur the additional expense and time necessary to seek shareholder approval of those changes. In addition to the changes set forth in this Proposal, the shareholders of the other funds in the Fund Complex are being asked or will in the future be asked to consider similar changes to their respective investment restrictions in order to promote uniformity across the Fund Complex.

Due to these and other factors, the Board recommends to shareholders the approval of certain changes to the Funds' fundamental investment restrictions. The Funds' fundamental investment restrictions that are proposed to be amended, the language of each proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below in Proposals 3.A to 3.H.

WHAT EFFECT WILL THE PROPOSED CHANGES TO THE FUNDS' INVESTMENT RESTRICTIONS HAVE ON THE FUNDS?

While this Proposal is intended to provide NYLIM and the Sub-advisors with greater flexibility in managing each Fund's portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Fund's registration statement.

Importantly, neither NYLIM nor the Sub-advisors presently intends to alter materially the way in which they manage any of the Funds, and therefore believe that the proposed changes will not, either individually or in the aggregate, materially affect the investment risk currently associated with any Fund. No material change would be made to the manner in which a Fund invests or operates without prior Board approval and an appropriate amendment to the Fund's prospectus and/or Statement of Additional Information.



Should a Fund's shareholders not approve a Proposal to amend a particular fundamental investment restriction, the Fund's current fundamental investment restriction would continue to apply unchanged.


                             PROPOSAL 3.A--BORROWING

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding borrowing would read:

          EACH FUND MAY BORROW MONEY TO THE EXTENT PERMITTED UNDER THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding borrowing reads:

          Each Fund may not borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

DISCUSSION OF PROPOSED MODIFICATION

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Funds to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect of changes in the value of investments on a Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

The proposed change would allow each Fund to borrow for any purpose, as opposed to borrowing only on a temporary basis for extraordinary or emergency purposes. The proposed change would also permit each of these Funds to borrow up to one-third of its total assets in addition to the current 5% limit applicable on such temporary borrowings.

It is important to note that, while the proposed restriction would change the type of allowable borrowing for the Funds, neither NYLIM nor any Sub-advisor presently intends to alter the way in which it manages any of the Funds. Materially increased levels of borrowing for a Fund would require an amendment to the Fund's prospectus.

                         PROPOSAL 3.B--SENIOR SECURITIES

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding issuing senior securities would read:

          EACH FUND MAY ISSUE SENIOR SECURITIES TO THE EXTENT PERMITTED UNDER THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding issuing senior securities reads:

          Each Fund may not issue senior securities, except to the extent permitted under the 1940 Act.

DISCUSSION OF PROPOSED MODIFICATION

The 1940 Act prohibits Funds from issuing senior securities except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

Under the Funds' current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not alter this, as the changes are intended solely to conform the policy across the Fund Complex. Thus, the proposed amended restriction does not change the current restrictions for any of the Funds, because in all cases, the Funds will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

If the model restriction is approved, the fundamental restriction on issuing senior securities will not change significantly. However, to promote consistency within the Fund Complex and preserve the maximum amount of flexibility to alter the Funds' policy on issuing senior securities based on any future changes in the 1940 Act or underlying interpretation and guidance, it is recommended that each Fund adopt the model restriction.

                      PROPOSAL 3.C--UNDERWRITING SECURITIES

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding underwriting securities would read:

          EACH FUND MAY ACT AS AN UNDERWRITER OF SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), TO THE EXTENT PERMITTED UNDER THE 1933 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding underwriting securities reads:

          Each Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of Fund securities.

DISCUSSION OF PROPOSED MODIFICATION

As a practical matter, the proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Funds, since the only way a Fund could be deemed an underwriter in normal circumstances is in connection with the disposition of is securities. However, to promote consistency within the Fund Complex and preserve the maximum amount of flexibility to alter the Funds' policy on underwriting securities based on any future changes in the 1933 Act or underlying interpretation and guidance, it is recommended that each Fund adopt the model restriction.

                            PROPOSAL 3.D--REAL ESTATE

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in real estate would read:

          EACH FUND MAY PURCHASE OR SELL REAL ESTATE OR ANY INTERESTS THEREIN TO THE EXTENT PERMITTED UNDER THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding investments in real estate reads:

          Each Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate). The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities.

DISCUSSION OF PROPOSED MODIFICATION

The proposed restriction would provide the Funds greater flexibility with respect to investments in real estate, although it is not presently anticipated that the Funds would make use of this flexibility. For example, the proposed restriction would permit the Funds to acquire or lease office space for their own use, in addition to holding and selling real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies. As with the other proposed changes to fundamental restrictions, this proposed change is desirable to permit greater uniformity across the Fund Complex and to permit greater investment flexibility in the future.

                            PROPOSAL 3.E--COMMODITIES

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in commodities would read:

          EACH FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES, EXCEPT AS PERMITTED UNDER THE 1940 ACT AND OTHER APPLICABLE LAWS, RULES AND REGULATIONS, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding investments in commodities reads:

          Each Fund may not purchase or sell commodities and commodity contracts. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to Common Stock Fund, Global High Income Fund, MAP Fund, Mid Cap Value Fund, Small Cap Growth Fund, and Small Cap Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

DISCUSSION OF PROPOSED MODIFICATION

The current fundamental investment restriction regarding commodities prohibits the Funds from investing in commodities or commodity contracts, but excepts certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirements of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Funds' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern Fund management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits each Fund to enter into foreign currency transactions in accordance with its investment objective and strategies.

To the extent a Fund invests in derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include:
(1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
(5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

However, notwithstanding the above, it is not currently proposed that any Fund's investment policies be changed to permit additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund's prospectus and statement of additional information. This proposed change does, however, reserve to the Trustees the ability to change a Fund's derivatives policy at a later date without further shareholder action.

                           PROPOSAL 3.F--MAKING LOANS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding making loans would read:

          EACH FUND MAY MAKE LOANS, TO THE EXTENT PERMITTED BY THE 1940 ACT, AS SUCH MAY BE INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding making loans reads:

          Each Fund may not make loans to other persons, except loans of portfolio securities. The Equity Index Fund may lend securities in an amount not to exceed 30% of its total assets in accordance with applicable guidelines approved by the Board of Trustees. The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

DISCUSSION OF PROPOSED MODIFICATION

The proposed change permits the Funds to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by then-current SEC policy. It is not currently anticipated that the Funds would engage in forms of lending other than the purchase of debt obligations, including banker's acceptances and commercial paper, entering into repurchase agreements and unfunded loan commitments and lending securities.

The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds' current restrictions are consistent with this limitation and, in the case of the Equity Index Fund, is set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a portfolio's loan of its securities in the future, under the proposed restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action. With respect to Equity Index Fund, the proposed restriction would increase the amount of lending allowed from 30% to 33 1/3%. Therefore, in approving this Proposal, shareholders of Equity Index Fund would be approving a slight increase in the amount of lending permissible for the

Fund. It is not currently anticipated that NYLIM would materially alter the way it manages the Equity Index Fund.

                   PROPOSAL 3.G--CONCENTRATION OF INVESTMENTS

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding concentration of investments would read:

          EACH FUND MAY NOT "CONCENTRATE" ITS INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES, EXCEPT AS PERMITTED UNDER THE 1940 ACT, AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME, PROVIDED THAT, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING: (A) THIS LIMITATION WILL NOT APPLY TO A FUND'S INVESTMENTS IN: (I) SECURITIES OF OTHER INVESTMENT COMPANIES;
          (II) SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND/OR INTEREST BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES; (III) WITH RESPECT ONLY TO THE MONEY MARKET FUND, INSTRUMENTS ISSUED BY DOMESTIC BRANCHES OF U.S. BANKS (INCLUDING U.S. BRANCHES OF FOREIGN BANKS SUBJECT TO REGULATION UNDER U.S. LAWS APPLICABLE TO DOMESTIC BANKS AND, TO THE EXTENT THAT ITS PARENT IS UNCONDITIONALLY LIABLE FOR THE OBLIGATION, FOREIGN BRANCHES OF U.S. BANKS); OR (IV) REPURCHASE AGREEMENTS (COLLATERALIZED BY THE INSTRUMENTS DESCRIBED IN CLAUSE (II) AND, WITH RESPECT TO THE MONEY MARKET FUND, CLAUSE (III)); (B) WHOLLY-OWNED FINANCE COMPANIES WILL BE CONSIDERED TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS; AND (C) UTILITIES WILL BE DIVIDED ACCORDING TO THEIR SERVICES, FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current fundamental restriction regarding concentration of investments reads:

          Each Fund may not Purchase securities (or with respect to the Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds, or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or with respect to each Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index to the extent that the Standard & Poor's 500(R) Composite Stock Price Index is so concentrated; (b) up to 40% of the Diversified Income Fund's, and High Yield Corporate Bond Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including CDs and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

DISCUSSION OF PROPOSED MODIFICATION

Each Fund currently has, and will continue to have, a fundamental investment restriction that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff consistently has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) normally constitutes concentration. In the case of money market funds, the SEC staff has taken the view that such funds may have the freedom to concentrate investments in certain bank obligations without being deemed to be "concentrated." The Funds' current fundamental restrictions are consistent with this interpretation, except that the MainStay Money Market Fund is currently deemed to be "concentrated" with respect to its investments in bank instruments and therefore may not invest less than 25% of its total assets in bank instruments. The proposed change would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations and would provide the MainStay Money Market Fund the flexibility, as opposed to the obligation, to invest more than 25% of its total assets in bank instruments. This means that a vote on the change in the policy for the MainStay Money Market Fund is a change in policy from "concentrated" to "non-concentrated." In addition, the proposed change would no longer permit the Diversified Income Fund and the High Yield Corporate Bond Fund to concentrate up to 40% of each Fund's total assets in the electric utility and telephone industries. Such investments would be limited to 25% of the Funds' respective assets. Neither the Diversified Income Fund nor the High Yield Corporate Bond Fund are currently investing in accordance with this authority, so it is not anticipated that the proposed change will alter materially the way in which NYLIM manages these Funds. The proposed change also promotes uniformity of the exceptions to this restriction within the Fund Complex, and allows the Funds the flexibility to take advantage of any future changes in the definition of concentration without seeking shareholder approval.

                          PROPOSAL 3.H--DIVERSIFICATION

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

          EACH FUND, EXCEPT EQUITY INDEX FUND AND GLOBAL HIGH INCOME FUND, SHALL BE A "DIVERSIFIED COMPANY" AS THAT TERM IS DEFINED IN THE

          1940 ACT, AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME. EQUITY INDEX FUND AND GLOBAL HIGH INCOME FUND SHALL EACH BE A "NON-DIVERSIFIED COMPANY" AS THAT TERM IS DEFINED IN THE 1940 ACT, AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITIES HAVING JURISDICTION, FROM TIME TO TIME.

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds' current sub-classification as a diversified or non-diversified Fund reads:

          Each Fund may not, with respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the Equity Index Fund and Global High Income Fund.

DISCUSSION OF PROPOSED MODIFICATION

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, and as reflected in the Funds' current fundamental investment restrictions, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (the "75% test"). Under the 1940 Act, a "non-diversified" portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Fund's designation as a diversified or non-diversified Fund. Instead, the proposed change would modify the Funds' fundamental investment restriction regarding each Fund's sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply the requirements of the 1940 Act, as they may be amended from time to time, to each Fund without the Trust's Board or shareholders taking further action.

It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of "diversified" and "non-diversified" as embodied in the Funds' current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 3.G) or other investment restrictions of the Funds. In addition, each of the Funds, whether diversified or non-diversified, will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, which require that at the end of each quarter of a Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

                                      * * *

SHAREHOLDER APPROVAL

Approval of each Proposal 3.A through 3.H by a Fund will require the affirmative vote of "a majority of the outstanding voting securities" of the Fund as such term is defined in the 1940 Act. Each Proposal 3.A through 3.H applies on a Fund-by-Fund basis with all classes voting together and not by class.

                              BOARD RECOMMENDATION

           THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
       RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE PROPOSALS 3.A
                                  THROUGH 3.H.

                                   PROPOSAL 4

                         APPROVAL OF A NEW SUB-ADVISORY
          AGREEMENT BETWEEN NYLIM AND WINSLOW CAPITAL MANAGEMENT, INC.


               AFFECTED FUND: MAINSTAY LARGE CAP GROWTH FUND ONLY


Shareholders of the MainStay Large Cap Growth Fund (for the purposes of this Proposal, the "Fund") are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") between NYLIM, manager of the Fund, and Winslow Capital Management, Inc. ("Winslow"), pursuant to which Winslow would continue to manage the assets of the Fund on an ongoing basis.

Additional information about Winslow is found below under the heading "Information about Winslow" and in Appendix C to this Proxy Statement.

WHY ARE SHAREHOLDERS OF THE FUND BEING ASKED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?


Pursuant to a Sub-Advisory Agreement with NYLIM dated April 1, 2005 (the "Current Sub-Advisory agreement"), Winslow has been serving as Sub-advisor to the Fund. The Current Sub-Advisory Agreement was last approved by the Board on June 13-14, 2005.



As discussed further below, certain current shareholders of Winslow have agreed to enter into transactions that would result in the termination of the Current Sub-Advisory Agreement, but only if (1) shareholders of the Fund and the Board approve the New Sub-Advisory Agreement and (2) shareholders of the MainStay VP Large Cap Growth Portfolio, another investment company managed by NYLIM and sub-advised by Winslow, approve a new sub-advisory agreement for that investment company. Shareholders of the MainStay VP Large Cap Growth Portfolio are currently being solicited by means of a proxy statement similar to this one. However, there can be no guarantee that shareholders of that Portfolio will approve a new sub-advisory agreement with Winslow. Should either the Fund's shareholders or the shareholders of the MainStay VP Large Cap Growth Portfolio not approve the new sub-advisory agreement with respect to such series, the transaction described below involving certain shareholders of Winslow will not occur and the Current Sub-Advisory Agreement shall continue to apply to the Fund unchanged.


Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, including any sub-advisory agreement, automatically terminate in the event of its assignment. An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment advisor or sub-advisor. Among other things, an assignment covers any transfer of a controlling block of the advisor's outstanding voting securities. A controlling block is presumed if a person beneficially owns more than 25% of a company's voting securities.

A current stockholder of Winslow, Jean A. Baillon, agreed conditionally to enter into certain transactions with two other current stockholders of Winslow, Justin
H. Kelly and R. Bartlett Wear, who are also two of the Fund's portfolio managers, whereby a portion of Winslow's outstanding voting securities held by Ms. Baillon will be transferred to Messrs. Kelly and Wear, ONLY IF the Board and the shareholders of both the Fund and the MainStay VP Large Cap Growth Portfolio first approve the New Sub-Advisory Agreement (the "Transactions"). Upon the completion of the Transactions, Messrs. Kelly and Wear each would increase his ownership of Winslow's outstanding voting securities from 24.90% to 27.19%, which could be deemed to result in a change of control of Winslow and an assignment of the Current Sub-Advisory Agreement.

Section 15 of the 1940 Act also requires that the New Sub-Advisory Agreement be approved by (1) the Board (including a majority of those Trustees who are not considered to be "interested persons" of the Trust or a party to the agreement, as defined by the 1940 Act ("Independent Trustees")) and (2) the Fund's shareholders. The Board has not yet met to determine whether to approve the New Sub-Advisory Agreement, but expects to do so before the Special Meeting of Shareholders. If the Board does not approve the New Sub-Advisory Agreement prior to the Special Meeting, this Proposal will be withdrawn and will not come before the shareholders for a vote at the Special Meeting. For reasons discussed below, the Board is not currently aware of any reason why it would not approve the New Sub-advisory agreement.

HOW DOES PROPOSAL 4 AFFECT SHAREHOLDERS OF THE FUND?


The Transactions and the New Sub-Advisory Agreement are not expected to have any practical effect on shareholders of the Fund. In particular, the terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except for the dates of execution and term. No changes are proposed to the level of services that Winslow currently provides to the Fund or the fees payable to Winslow for those services. Winslow has informed NYLIM that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the change of control. Further, there are no changes contemplated to the Fund's investment goals or strategies.


WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT?

A form of the New Sub-Advisory Agreement is attached as Appendix D to this Proxy Statement. The description in this section of the terms of the New Sub-Advisory Agreement is qualified in its entirety by reference to that Appendix.

The terms of the New Sub-Advisory Agreement proposed for shareholder approval are identical to the Current Sub-Advisory Agreement, including, as discussed below, the amount Winslow is compensated for providing its services to the Fund. Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees by vote cast in person at a meeting called for such purpose. Both Sub-Advisory Agreements provide that they may be terminated: (a) by NYLIM at any time without penalty, upon sixty (60) days' written notice to Winslow and the Trust; (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to NYLIM and Winslow; or (c) by Winslow at any time without penalty, upon sixty
(60) days' written notice to NYLIM and the Trust. The New Sub-Advisory Agreement would also terminate automatically in the event of any assignment, as defined in the 1940 Act.


The Fund's shareholders last approved the Current Sub-Advisory Agreement, in accordance with the requirements of the 1940 Act, on March 28, 2005.


HOW WOULD WINSLOW BE COMPENSATED FOR ITS SERVICES TO THE FUND UNDER THE NEW SUB-ADVISORY AGREEMENT?

In consideration for its services, the New Sub-Advisory Agreement would entitle Winslow to be compensated in the same manner and amount as Winslow is under the Current Sub-Advisory Agreement. Under the Current Sub-Advisory Agreement, Winslow is entitled to receive an annual fee from NYLIM based on the average daily net assets of all Winslow-serviced assets in investment companies managed by NYLIM, including the Fund, as follows: 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, up to $250 million; 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, from $250 million to $500 million; 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, from $500 million to $750 million; 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, from $750 million to $1 billion; and 0.20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, in excess of $1 billion.

These fees are paid entirely by NYLIM.

WHAT MUST THE BOARD CONSIDER WHEN DETERMINING WHETHER TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?


In determining whether to approve the New Sub-Advisory Agreement, the Board is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of the Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining. The Board expects to meet prior to the Special Meeting of Shareholders to consider the terms of the New Sub-Advisory Agreement and to determine whether the New Sub-Advisory Agreement would be in the best interests of the Fund. In particular, the Board anticipates that it will consider factors substantially similar to those it considered when it approved the Current Sub-Advisory Agreement at a meeting held on June 13 and 14, 2005, as described below.


In connection with the renewal of the Fund's investment advisory agreement with NYLIM and the Current Sub-Advisory Agreement (together, the "Agreements"), the Board of Trustees requested and received from NYLIM and Winslow, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Independent Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.


The Trustees considered the nature, extent and quality of the services to be provided by NYLIM and Winslow. The Trustees reviewed the services that NYLIM has provided historically to the Fund, and also generally to other series of the Trust, and the services provided over a shorter term by Winslow to the Fund. NYLIM's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or Sub-advisors, compliance monitoring and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other accounting, legal and administrative services. Winslow's services have included,among other things, providing the day-to-day management of the portfolio,providing reports to NYLIM, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, NYLIM's and Winslow's management, personnel, resources, operations and portfolio management capabilities. In considering NYLIM's and Winslow's practices relating to best execution of portfolio trades, the Board reviewed reports of the Trust's Brokerage and Expense Committee including with respect to an analysis prepared by Plexus Group. The Trustees noted that the Fund's assets represented a significant portion of Winslow's assets under management. The Trustees considered NYLIM's supervision of the Fund's service providers and its attention to the compliance program of the Trust, NYLIM, Winslow and certain other service providers, as well as Winslow's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Independent Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by NYLIM and Winslow were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.


The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Board's decision took account of, among other things, the Fund's favorable recent performance, and noted Winslow's favorable performance as manager of FMI Winslow Growth Fund before it was reorganized with and into the Fund.

The Trustees considered the cost to NYLIM of the Agreements and the profitability to NYLIM and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by NYLIM among the Fund and other clients of NYLIM. The information reviewed by the Board included information about the general costs to NYLIM and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees noted NYLIM's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that NYLIM intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, NYLIM and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of NYLIM, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to NYLIM and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to NYLIM and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of NYLIM and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by NYLIM to be realized as the Fund grows, or as the Trust grows overall, noting in particular NYLIM's plans for marketing and distributing shares of various series of the Trust. They noted NYLIM's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor NYLIM's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on NYLIM were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that NYLIM has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisors to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of NYLIM, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by NYLIM about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by NYLIM for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's current and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationship between NYLIM and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between them. The Trustees also took account of the results of their various discussions with NYLIM concerning the levels of the Fund's contractual and net management fees, the Fund's anticipated net expense level, and the level of the sub-advisory fee.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of NYLIM, fund counsel, third party consultants, and independent counsel, and also were considered by the Independent Trustees meeting separately and with independent counsel. The Trustees considered these factors in light of the recent reorganization of FMI Winslow Growth Fund, an unaffiliated fund, with and into the Fund and the separate reorganization of the Fund with the Blue Chip Growth Fund, another series of the Trust. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Independent Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Independent Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders. Therefore, at a meeting held on June 13 and 14, 2005, the Trustees approved the renewal of the Agreements.


The terms of the New Sub-Advisory Agreement would be substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution and termination, and Winslow has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the proposed change of control. The Board, therefore, currently does not expect that its determination with respect to the New Sub-Advisory Agreement would differ materially from its determinations with respect to the Current Sub-Advisory Agreement set forth above. The Board, having been appraised of the facts surrounding the proposed change of control of Winslow and the effect this would have on the Fund and its shareholders, and having been given the opportunity to review this Proposal to shareholders in advance of its meeting held on December 12, 2005, has conditionally agreed to submit this Proposal to Fund shareholders. However, the New Supervisory Agreement will only come to a vote of the shareholders if the Board has first considered and approved it. Therefore, the Board recommends that shareholders approve the New Sub-Advisory Agreement if it comes before the shareholders for a vote at the Special Meeting.


INFORMATION ABOUT WINSLOW

Winslow is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota. Winslow has been an investment advisor since 1992, and as of December 31, 2005 managed approximately $800 million in assets. The investment team of Winslow is jointly and primarily responsible for the day-to-day management of the Fund. Winslow currently is controlled by Mr. Winslow. Other members of the portfolio management team, including Messrs. Kelly and Wear, own interests in the firm.

Appendix C to this Proxy Statement sets forth the directors and principal executive officer of Winslow. It also contains certain information with respect to the other registered investment companies advised by Winslow that have investment objectives similar to the Fund.

No Trustees or officers of the Trust are employees, officers, directors or shareholders of Winslow.

SHAREHOLDER APPROVAL

Approval of this Proposal requires an affirmative vote of the holders of "a majority of the outstanding shares" of the Fund, as defined in the 1940 Act. All classes of the Fund will vote together on this Proposal.

                              BOARD RECOMMENDATION

           THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
       RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL IF IT COMES
                   BEFORE SHAREHOLDERS AT THE SPECIAL MEETING.

VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.


Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (1) delivering to the Trust written notice of the revocation, (2) delivering to the Trust a proxy with a later date, or (3) voting in person at the Special Meeting.


In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the Proposal.

QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES." The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of each Proposal. Therefore, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 2, 3, and 4, but will have no effect on Proposal 1, which relates to the election of Trustees.


VOTES NECESSARY TO APPROVE THE PROPOSALS. A plurality of the shareholders voting at the Special Meeting, either in person or by proxy, is required to approve Proposal 1 regarding the election of Trustees. Approval of the remaining known Proposals requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the affected Fund(s). As defined in the 1940 Act, a majority of the outstanding voting securities of a fund is the lesser of
(1) 67% or more of the voting shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy at the Special Meeting, or (2) more than 50% of the outstanding voting shares of the Fund. All classes of each Fund will vote together on all Proposals. A chart stating the number of shares outstanding of each class of each of the Funds as of the Record Date is attached to this Proxy Statement as Appendix E.


ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).


PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Funds. Proxies are solicited by mail. The Trust may incur additional expenses as a result of this Proxy solicitation. Proxies may be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Trust, their respective affiliates, or, upon NYLIM's recommendation, a commercial firm retained for this purpose.

The Funds have retained InvestorConnect, a division of The Altman Group, Inc., to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $900,000 to $1.2 million.


OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the Trust's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. A shareholder may request inclusion in the Trust's proxy statement and proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               OTHER INFORMATION


INVESTMENT ADVISOR AND ADMINISTRATOR. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Fund.



DISTRIBUTOR. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's registered independent public accounting firm. KPMG is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

KPMG, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit and Compliance Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by KPMG to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Trust is provided below. For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Trust, are referred to as "Service Affiliates."

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal periods for the Trust (the "Reporting Periods") for professional services rendered by KPMG for the audit of the Trust's annual financial statements, or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

FISCAL PERIOD ENDED   AUDIT FEES
-------------------   ----------
      10/31/04         $820,000
      10/31/05         $816,000


(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG to the Trust that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under paragraph (1) above are as follows:


FISCAL PERIOD ENDED   AUDIT FEES
-------------------   ----------
      10/31/04         $ 7,500
      10/31/05         $15,000


These audit-related services included review of financial highlights for the Funds' registration statements and issuance of consents to use of the auditor's reports.


(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning ("Tax Services") for the last two fiscal periods were as follows:

FISCAL PERIOD ENDED   TAX FEES
-------------------   --------
      10/31/04        $116,000
      10/31/05        $ 95,700


These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.



(4) All Other Fees. The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (1) through (3) of this Item were: (i) $0, during the fiscal year ended October 31, 2005, and
(ii) $0, during the fiscal year ended October 31, 2004.



All non-audit fees billed by KPMG for services rendered to the Funds for the fiscal years ended October 31, 2005 and October 31, 2004 are disclosed in paragraphs (2) through (4) above.



The aggregate non-audit fees billed by KPMG for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $15,000, for the year ended October 31, 2005, and (ii) $0, for the fiscal year ended October 31, 2004.



The Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Pursuant to the Trust's Audit and Compliance Committee Charter, the Audit and Compliance Committee has adopted Pre-approval Policies and Procedures (the "Procedures") to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to any of the Funds' Service Affiliates if the engagement directly impacts the Trust's operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement, with the approval of a majority of the Independent Trustees, of the independent accountant to certify the Trust's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may annually consider and/or pre-approve a list of the types of services the Trust may request from the independent accountant in that fiscal year. In addition, the Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to one or more of its members who are Independent Trustees (the "Designated Member") to pre-approve or refer to the full Audit and Compliance Committee any proposed non-audit services that have not been previously approved by the Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification to the Audit and Compliance Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

SHAREHOLDER REPORTS. The Trust will furnish, without charge, to any shareholder upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semi-annual reports). Such requests may be directed to the Trust by contacting the Distributor of the Funds' shares by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name or names of the specific Fund or Funds for which you request reports. The financial statements included in the Funds' most recent annual reports (and any subsequent semi-annual reports) are incorporated by reference in this Proxy Statement.

BENEFICIAL SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of the Record Date, the Trustees, the Trustee Nominee, and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of the Record Date, the shareholders with respect to each Fund known by that Fund to beneficially own 5% or more of the outstanding interest of a class of that Fund's shares are identified at Appendix F.

                                   APPENDIX A

                          NOMINATING COMMITTEE CHARTER

                               THE MAINSTAY FUNDS

COMMITTEE COMPOSITION

The Nominating Committee of The MainStay Funds ("Trust") shall be composed entirely of the Independent Trustees of the Trust. Other Trustees of the Trust, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

BOARD NOMINATIONS

1. In the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board.

2. Persons nominated as Independent Trustees may not be "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to such nominees, the Committee shall carefully evaluate their independence from any investment advisor or other principal service provider to the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3. In assessing the qualifications of a potential candidate for independent trustee membership on the Board, the Committee shall consider such other factors as it may deem relevant.

COMMITTEE NOMINATIONS

1. The Committee shall nominate members of committees of the Board and periodically shall review committee assignments.

2. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Trust or to the Independent Trustees concerning the requirements of the 1940 Act applicable to the selection and qualification of independent trustees.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

                                   APPENDIX B

              POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

                               THE MAINSTAY FUNDS

                        (Adopted as of December 10, 2004)

Pursuant to the Charter of the Nominating Committee of The MainStay Funds (the "Nominating Committee" of the "Trust"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Board of Trustees (the "Board") and with making nominations for members of the Board who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.

QUALIFICATION OF CANDIDATES

In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. All qualified candidates will be treated equally in consideration by the Nominating Committee.

No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Trust to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Trust's organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees.

NOMINATIONS FROM SHAREHOLDERS

While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Trust. Shareholders may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided herein and in the Trust's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

(b) The candidate may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

----------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

(c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f) The candidate may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
     Section 2(a)(19) of the 1940 Act).

(g) A shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the candidate:

(a) The Nominating Committee only will consider shareholder submissions that are received within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

(b) Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Trust that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

Shareholders or shareholder groups submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Trust's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Trust must include:

(a)  Contact information for the nominating shareholder or shareholder group;

(b) A certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote;
     (iii) sole power to dispose or direct the disposition of such shares; and
     (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

(d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Trust's Board.

It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   APPENDIX C

                      ADDITIONAL INFORMATION ABOUT WINSLOW

                               THE MAINSTAY FUNDS

The name and title of the directors and principal executive officer(s) of Winslow are shown below. The address of the directors and principal executive officer(s) of Winslow is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota.

NAME               TITLE
----               -----
Clark J. Winslow   Chief Executive Officer
Justin H. Kelly    Managing Director
R. Bart Wear       Managing Director
Jean A. Baillon    Managing Director

The following table sets forth information concerning other funds managed by Winslow with investment objectives similar to the Large Cap Growth Fund.


                               NET ASSETS
FUND                    AS OF DECEMBER 31, 2005           FEE RATE (AS A % OF AVERAGE DAILY NET ASSETS)
----                    -----------------------   ------------------------------------------------------------
MainStay VP Large-Cap
Growth Portfolio              $131,534,167        0.40% of the average daily net asset value of all
                                                  Winslow-serviced investment company assets managed by NYLIM, up to $250 million;

                                                  0.35% of the average daily net asset value of all
                                                  Winslow-serviced investment company assets managed by NYLIM, from $250 million to $500 million;

                                                  0.30% of the average daily net asset value of all
                                                  Winslow-serviced investment company assets managed by NYLIM, from $500 million to $750 million;

                                                  0.25% of the average daily net asset value of all
                                                  Winslow-serviced investment company assets managed by NYLIM, from $750 million to $1 billion; and

                                                  0.20% of the average daily net asset value of all
                                                  Winslow-serviced investment company assets managed by NYLIM, in excess of $1 billion.



The aggregate sub-advisory fees paid by NYLIM to Winslow under the Current Sub-Advisory Agreement during the period from April 1, 2005, the date on which Winslow became the Sub-Advisor to the Large Cap Growth Fund, through October 31, 2005, were $420,591.

                                   APPENDIX D

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                               THE MAINSTAY FUNDS



SUB-ADVISORY AGREEMENT, made as of the ____ day of ____, 2006 (the "Agreement"), between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager"), on behalf of The MainStay Funds (the "Trust"), and Winslow Capital Management, Inc. (the "Subadviser").


WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into an Amended and Restated Management Agreement, dated August 1, 2004, with the Trust, on behalf of its series, which amends and restates in its entirety the Management Agreement, dated October 21, 1997, as further amended on December 10, 2005 to include the Fund (collectively the "Management Agreement"); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager wishes to retain the Subadviser to furnish certain investment advisory services to one or more of the series of the Trust, and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Subadviser as follows:

     1. Appointment. The Manager hereby appoints Winslow Capital Management, Inc. to act as sub-adviser to the series designated on Schedule A of this Agreement (the "Series") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Subadviser to render investment advisory services hereunder, they shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Subadviser will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Subadviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Series. The Subadviser will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "Commission"), as amended, copies of which shall be sent to the Subadviser by the Manager. The Subadviser further agrees as follows:

          (a) The Subadviser will take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          (b) The Subadviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust's Board of Trustees of which the Subadviser has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the Subadviser has received a copy.

          (c) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadviser or any of its affiliates, the Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

          (d) In connection with the purchase and sale of securities for the Series, the Subadviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadviser will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

          (e) The Subadviser will monitor on a daily basis the determination by the portfolio accounting agent for the Trust of the valuation of portfolio securities and other investments of the Series. The Subadviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadviser.

          (f) The Subadviser will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadviser will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Subadviser will provide reports to the Trust's Board of Trustees, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

          (h) In rendering the services required under this Agreement, the Subadviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadviser may not, however, retain as sub-adviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Subadviser, or any such company that is retained as sub-adviser, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadviser, any sub-adviser that the Subadviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadviser's knowledge, in any material connection with the handling of Trust assets:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

               (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3. Broker-Dealer Selection. The Subadviser is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates. The Subadviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Trust's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadviser is further authorized to allocate the orders placed by it on behalf of the Series to the Subadviser if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services, to the Series, the Subadviser, or an affiliate of the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and the Subadviser will report on said allocation regularly to the Board of Trustees of the Trust, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Disclosure about Subadviser. The Subadviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the Commission that contains disclosure about the Subadviser, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating, directly or indirectly, to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Subadviser is required to be registered.

     5. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations, including, but not limited to:

          (a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

          (b) the fees and expenses of each Series which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Series not being maintained by the Manager, (C) the pricing of the Series' Shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series' Shares;

          (c) the fees and expenses of the Trust's transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

          (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal and compliance department) and independent accountants for the Trust;

          (e) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

          (f) all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

          (g) the fees of any trade association of which the Trust may be a member;

          (h) the cost of share certificates representing Series Shares;

          (i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Shares with the Commission, registering the Trust as a broker or dealer, and qualifying its Shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

          (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

          (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and

          (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

     6. Compensation. For the services provided, the Manager will pay the Subadviser a fee, payable monthly, as described on Schedule A.

     7. Seed Money. The Manager agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of the Series.

     8. Compliance.

          (a) The Subadviser agrees to assist the Manager and the Trust in complying with the Trust's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (a) periodically providing the Trust with information about, and independent third-party reports on, the Subadviser's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadviser's Compliance Program"); (b) reporting any material deficiencies in the Subadviser's Compliance Program to the Trust within a reasonable time; and
(c) reporting any material changes to the Subadviser's Compliance Program to the Trust within a reasonable time. The Subadviser understands that the Board of Trustees of the Trust is required to approve the Subadviser's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board of Trustees approval of the Subadviser's Compliance Program.

          (b) The Subadviser agrees that it shall immediately notify the Manager and the Trust: (1) in the event that the Commission has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadviser further agrees to notify the Manager and the Trust immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall immediately notify the
Subadviser: (1) in the event that the Commission has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     9. Documents. The Manager has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Declaration of Trust of the Trust, filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Amended and Restated Declaration of Trust");

          (b) By-Laws of the Trust;

          (c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadviser and approving the form of this Agreement;

          (d) Written Instrument to Establish and Designate Separate Series of Shares;

          (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the Commission relating to the Series and the Series' Shares, and all amendments thereto;

          (f) Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the Commission, and all amendments thereto; and

          (g) Prospectus and Statement of Additional Information of the Series.

     10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for the Series are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     11. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     12. Representations Respecting Subadviser. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadviser, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadviser or the Series other than the information or representations contained in the Registration Statement, Prospectus, or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadviser. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadviser for its approval and the Subadviser has not commented within five (5) days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadviser shall not be deemed to have approved of the contents of such sales literature or other promotional material.

     13. Confidentiality. The Subadviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Subadviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

     14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadviser.

     15. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement.

     16. Indemnification.

          (a) The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadviser (all of such persons being referred to as "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust, which
(1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Subadviser Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 14 of this Agreement, the Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as Subadviser of the Series, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadviser, (2) may be based upon a failure to comply with Section 2, Paragraph(a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Subadviser or any affiliated person of the Subadviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Manager shall not be liable under Paragraph (a) of this
Section 15 with respect to any claim made against a Subadviser Indemnified Person unless such Subadviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadviser Indemnified Person (or after such Subadviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadviser Indemnified Person against whom such action is brought otherwise than on account of this
Section 15. In case any such action is brought against the Subadviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadviser Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Subadviser Indemnified Person, adequately represent the interests of the Subadviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadviser Indemnified Person. The Subadviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadviser Indemnified Person.

          (d) The Subadviser shall not be liable under Paragraph (b) of this
Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadviser of any such claim shall not relieve the Subadviser from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section
15. In case any such action is brought against the Manager Indemnified Person, the Subadviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadviser assumes the defense of any such action and the selection of counsel by the Subadviser to represent both the Subadviser and the Manager Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadviser will, at its own expense, assume the defense with counsel to the Subadviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

     17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Manager's recommendation to the Board of Trustees of the Trust regarding continuance of this Agreement, during the initial three years of this Agreement, will be based on criteria and conditions set forth in the Fund Transition Agreement executed by the Manager and the Subadviser as of January 11, 2005. The Subadviser shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Subadviser and the Trust; (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Subadviser; or (c) by the Subadviser at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadviser; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Investment Management Agreement between the Adviser and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 10, 11, 12, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

     18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     19. Use of Name.

          (a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadviser has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Subadviser shall forthwith cease to use such name (or derivative or logo).

          (b) It is understood that the names Winslow, Winslow Capital Management, or any derivative thereof or logo associated with those names, are the valuable property of the Subadviser and its affiliates and that the Trust and/or the Series have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Subadviser and for so long as the Subadviser is a Subadviser to the Trust and/or the Series. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivative or logo).

     20. Amended and Restated Declaration of Trust. A copy of the Amended and Restated Declaration of Trust for the Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Amended and Restated Declaration of Trust has been executed on behalf of the Trust by the Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

     21. Proxies. The Manager has provided the Subadviser a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Trust. Absent contrary instructions received in writing from the Trust, the Subadviser will vote all proxies solicited by or with respect to the issuers of securities held by the Series, in accordance with applicable fiduciary obligations. The Subadviser shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

     22. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadviser at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.

     23. Miscellaneous.

          (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (e) Nothing herein shall be construed as constituting the Subadviser as an agent of the Manager, or constituting the Manager as an agent of the Subadviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                        NEW YORK LIFE INVESTMENT
                                        MANAGEMENT LLC



Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name: Brian Murdock
      -------------------------------   Title: President
Title:
       ------------------------------



                                        WINSLOW CAPITAL MANAGEMENT, INC.


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name: Clark Winslow
      -------------------------------   Title: Chief Executive Officer
Title:
       ------------------------------

                                   SCHEDULE A

1. Subadviser shall provide services for the following series of the Trust:

     -    MainStay Large Cap Growth Fund

2. Subadviser shall be paid:

     0.40% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Trust, up to $250 million;

     0.35% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Trust, from $250 million to $500 million;

     0.30% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Trust, from $500 million to $750 million;

     0.25% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Trust, from $750 million to $1 billion; and

     0.20% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Trust, in excess of $1 billion.

                                   APPENDIX E

                    NUMBER OF SHARES OUTSTANDING IN EACH FUND
                              AS OF THE RECORD DATE

                               THE MAINSTAY FUNDS


                                                                                        NUMBER OF
                     NUMBER OF     NUMBER OF CLASS    NUMBER OF     NUMBER OF CLASS     CLASS R1    NUMBER OF CLASS
                  CLASS A SHARES      B SHARES      CLASS C SHARES      I SHARES         SHARES        R2 SHARES
                    OUTSTANDING      OUTSTANDING     OUTSTANDING      OUTSTANDING      OUTSTANDING    OUTSTANDING
----------------- ---------------  ---------------  --------------  ----------------   -----------  ---------------
Capital
Appreciation Fund  22,824,345.182  17,468,595.197     250,981.596        35.112            n/a             n/a

Common Stock Fund   3,657,546.305   3,255,602.475     225,636.222    6,512,688.594         n/a             n/a

Convertible Fund   25,365,335.032   9,987,958.818   1,765,576.287        n/a               n/a             n/a

Diversified
Income Fund         7,335,794.536   4,850,723.012   1,552,109.371       28,977.916         n/a             n/a

Equity Index Fund  12,693,049.130        n/a             n/a             n/a               n/a             n/a

Global High
Income Fund         9,722,157.344   3,787,667.723   2,743,155.271        n/a               n/a             n/a

Government Fund    31,648,943.341   9,786,668.300    805,341.437         1,968.533         n/a             n/a

High Yield
Corporate Bond
Fund              416,728,435.098 206,431,573.746  65,583,318.176   12,647,623.753         n/a             n/a

International
Equity Fund         8,956,290.832   4,403,870.426     966,973.313   15,449,428.187      249,485.247      25,645.720

Large Cap Growth
Fund               20,717,823.626  25,896,330.228   1,692,889.141   22,131,675.146          414.293         414.294

MAP Fund           13,162,758.148  10,195,580.414   6,096,903.255    9,475,243.515      401,293.842      66,057.254

Mid Cap Growth
Fund                7,431,830.758   4,797,053.962   1,996,732.144      563,296.106         n/a             n/a

Mid Cap Value
Fund               10,318,452.537  10,155,032.389   2,594,502.919       36,358.198       68,280.377     209,203.227

Money Market Fund 215,522,303.368 211,097,934.813  14,603,767.673        n/a               n/a             n/a

Small Cap Growth    6,786,191.176   8,485,073.079     475,001.337         n/a              n/a             n/a
Fund

Small Cap Value
Fund                4,454,779.600   4,164,103.784     926,294.888    1,675,532.066         n/a             n/a

Tax Free Bond
Fund               21,058,749.273   5,891,602.844     651,268.851         n/a              n/a             n/a

Total Return Fund  27,270,555.638  13,253,990.108     199,758.592       465.146

Value Fund         22,396,062.004  10,961,990.135     602,550.031        57.022              56.983     595,595.005

                                   APPENDIX F

                        SHARE OWNERSHIP OF SHAREHOLDERS.

                               THE MAINSTAY FUNDS



As of the Record Date, the shareholders with respect to each fund were known by that Fund to own of record or beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:


MAINSTAY CAPITAL APPRECIATION FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                Citigroup Global Markets Inc.                                46,544.7890                  18.59%
                House Account
      C         Attn: Peter Booth 7th Floor
                333 W 34th St
                New York, NY 10001-2402


                Merrill Lynch Pierce Fenner & Smith Inc. -
                for the Sole Benefit of its Customers
      C         Attn: Fund Administration
                4800 Deer Lake Drive East 3rd Fl                             33,981.4910                  13.57%
                Jacksonville, FL 32246-6484

                NYLIFE Distributors, Inc.
                Al Leier- CVP
      I         Audit Account                                                    35.1120                 100.00%
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007




MAINSTAY COMMON STOCK FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                New York Life Trust Company                                   438,986.2440                12.00%
                Client Accounts
      A         169 Lackawanna Ave
                Parsippany, NJ 07054-1007


                New York Life Insurance Company
                Attn: Thomas Mahon
      A         Room 201                                                    1,009,683.7330                27.61%
                51 Madison Avenue
                New York, NY 10010-1603


                Theresa Collins Usufruct
                James N Collins & Gene M Collins
      C         Karen T Collins & John W Collins                               11,938.1960                 5.29%
                4006 Walnut Dr
                New Iberia, LA 70563-3342


                MainStay Moderate Growth Allocation Fund
                C/o Tony Elavia
      I         470 Park Ave                                                1,148,238.1060                17.58%
                Room VM
                New York, NY 10016-6819


                MainStay Moderate Conservative Allocation Fund
                C/o Tony Elavia
      I         470 Park Ave                                                  404,399.6370                 6.19%
                Room VM
                New York, NY 10016-6819


                MainStay Moderate Allocation Fund
                C/o Tony Elavia
      I         470 Park Ave                                                1,055,134.3300                16.15%
                Room VM
                New York, NY 10016-6819


                MainStay Growth Allocation Fund
                C/o Tony Elavia
      I         470 Park Ave                                                  470,280.0600                 7.20%
                Room VM
                New York, NY 10016-6819


                Evergreen Investment Services, Inc.
                The Conservative Portfolio
                CollegeSense -- W14E
      I         C/o Jim Hall                                                  903,887.4860                13.84%
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022


                Evergreen Investment Services, Inc.
                The Moderate Portfolio
                CollegeSense -- W14D
      I         C/o Jim Hall                                                1,054,832.0800                16.15%
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022


                Evergreen Investment Services, Inc.
                The Moderately Aggressive Portfolio
                CollegeSense -- W14B
      I         C/o Jim Hall                                                  574,774.7770                 8.80%
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022


                Evergreen Investment Services, Inc.
                The Aggressive Portfolio
                CollegeSense -- W13A
      I         C/o Jim Hall                                                  733,984.5570                11.24%
                18th Floor
                200 Berkeley Street
                Boston, MA 02116-5022

MAINSTAY CONVERTIBLE FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                Citigroup Global Markets Inc.                               2,188,989.8990                 8.63%
                House Account
                Attn: Peter Booth 7th Floor
A               333 W 34th St
                New York, NY 10001-2402

                Citigroup Global Markets Inc.
                House Account
B               Attn: Peter Booth 7th Floor                                   707,840.0190
                333 W 34th St                                                                              7.09%
                New York, NY 10001-2402

                Citigroup Global Markets Inc.
                House Account
C               Attn: Peter Booth 7th Floor                                   142,917.3590                 8.10%
                333 W 34th St
                New York NY 10001-2402

                Merrill Lynch Pierce Fenner & Smith Inc. - for
                the Sole Benefit of its Customers
C               Attn: Fund Administration                                     304,905.4970                17.28%
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484



MAINSTAY DIVERSIFIED INCOME FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                NYLIFE Distributors Inc.                                     875,894.5420                   11.96%
                Attn: Al Leier
A               169 Lackawanna Ave
                Parsippany, NJ 07054-1007

                Merrill Lynch Pierce Fenner & Smith Inc. - for
                the Sole Benefit of its Customers
C               Attn: Fund Administration                                    180,455.3610                   11.63%
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484

                New York Life Trust Co
                Cust for the IRA of Paul Steiger
I               8351 Duomo Cir.                                                1,888.7570                    6.52%
                Boynton Beach, FL 33437-7131

                New York Life Trust Co
                Cust for the IRA of Ollie Christene Edwards
                (POA)
I               FBO Donald R. Edwards                                          3,177.5480                   10.97%
                5606 Nashville Ave.
                Lubbock, TX 79413-4642

                New York Life Trust Co
                Cust for the IRA of FBO Dolores R. Neureiter
I               323 E. Ridgewood Ave.                                          4,794.0180                   16.54%
                Ridgewood, NJ 07450-3301

                New York Life Trust Company
                Custodian for the IRA of Lillian Farhi
I               Joseph Farhi POA                                               2,553.8880                    8.81%
                1330 212th ST.
                Bayside, NY 11360-1112

                North East Medical Services
                Profit Sharing Plan
I               C/o Linda Bien                                                10,351.5530                   35.72%
                1520 Stockton Street
                San Francisco, CA 94133-3354




MAINSTAY EQUITY INDEX FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                Citigroup Global Markets Inc.                                780,152.2670                  6.15%
                House Account
      A         Attn: Peter Booth 7th Floor
                333 W 34th St
                New York NY 10001-2402



MAINSTAY GLOBAL HIGH INCOME FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                NYLIFE Distributors Inc.                                      596,413.9900                   6.14%
A               Attn: Al Leier
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

                New York Life Insurance Company
                Attn: Thomas Mahon
A               Room 201                                                      999,216.7100                  10.29%
                51 Madison Avenue
                New York, NY 10010-1603

                Citigroup Global Markets Inc.
                House Account
B               Attn: Peter Booth 7th Floor                                   205,183.4640                   5.39%
                333 W 34th St
                New York, NY 10001-2402

                Citigroup Global Markets Inc.
                House Account
C               Attn: Peter Booth 7th Floor                                   284,782.1400                  10.41%
                333 W 34th St
                New York, NY 10001-2402

                Merrill Lynch Pierce Fenner & Smith Inc. - for
                the Sole Benefit of its Customers
C               Attn: Fund Administration                                     292,030.2440                  10.68%
                4800 Deer Lake Drive East 3rd Fl
                Jacksonville, FL 32246-6484



MAINSTAY GOVERNMENT FUND:



                                NAME AND ADDRESS                        AMOUNT OF BENEFICIAL
TITLE OF CLASS                 OF BENEFICIAL OWNER                            OWNERSHIP              PERCENT OF CLASS
--------------- -------------------------------------------------- --------------------------------- -----------------
                Supplemental Income Plan Trust Fund                         3,132,029.3790                   9.90%
A               PO Box 8338
                Boston, MA 02266-8338

                NYLIFE Distributors, Inc.
                Al Leier- CVP
I               Audit Account                                                     124.2780                   6.31%
                169 Lackawanna Ave
                Parsippany, NJ 07054-1007

                New York Life Trust Company
                Custodian for the IRA of Lillian Farhi
I               Joseph Farhi POA                                                1,760.8640                  89.45%
                1330 212th ST.
                Bayside, NY 11360-1112

MAINSTAY HIGH YIELD CORPORATE BOND FUND:



TITLE OF                  NAME AND ADDRESS                      AMOUNT OF       PERCENT OF
 CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------------  --------------------  ----------
          Citigroup Global Markets Inc.                     16,799,720.1610        8.14%
          House Account
   B      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Citigroup Global Markets Inc.                     10,366,899.0820       15.81%
          House Account
   C      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Merrill Lynch Pierce Fenner & Smith Inc. -        10,135,634.6980       15.46%
          for the Sole Benefit of its Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Raymond James & Associates Inc.                    2,687,079.7490       21.23%
          FBO Helios Education
   I      880 Carillon Pkwy
          St. Petersburg, FL 33716-1100

          Evergreen Investment Services, Inc.                  792,051.5810        6.26%
          The Conservative Portfolio
          CollegeSense - W14E
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                1,058.368.6140        8.36%
          The Moderate Portfolio
          CollegeSense - W14E
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                1,158,445.8930        9.15%
          The Moderately Aggressive Portfolio
          CollegeSense - W14E
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                1,229,684.0680        9.72%
          The Aggressive Portfolio
          CollegeSense - W13A
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          New York Life Trust Company                        1,808,555.8540       14.29%
   I      Client Accounts
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          Merrill Lynch Pierce Fenner & Smith Inc. -         1,303,744.6530       10.30%
          for the Sole Benefit of its Customers
   I      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484



MainStay International Equity Fund:



TITLE OF                  NAME AND ADDRESS                      AMOUNT OF       PERCENT OF
 CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------------  --------------------  ----------
          New York Life Trust Company                        1,262,324.2180       14.09%
          Client Accounts
   A      169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          Citigroup Global Markets Inc.                         59,047.7840        6.12%
          House Account
   C      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Merrill Lynch Pierce Fenner & Smith Inc. -           100,166.2130       10.37%
          for the Sole Benefit of its Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Currie & Co.                                       1,061,803.3760        6.87%
          C/o Fiduciary Trust Company International
   I      600 5th Ave
          New York, NY

          Dengel & Co.                                       1,612,126.8550       10.43%
          C/o Fiduciary Trust Company International
   I      PO Box 3199
          New York, NY 10008-3199

          Evergreen Investment Services, Inc.                  943,900.8620        6.11%
          The Aggressive Portfolio
          CollegeSense - W13A
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          New York Life Progress-Sharing Investment          1,783,654.7870       11.54%
          Plan Program
          C/o Anne Pollack
   I      51 Madison Ave
          Room 1305
          New York, NY 10010-1603

          New York Life Trust Company                          249,392.4170       99.96%
          Client Accounts
   R1     169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          Water Technology, Inc. 401(k)                         10,582.4410       41.26%
          Charles M. Neuman
   R2     N8205 CTY. TK. W
          Beaver Dam, WI 53916

          Water Technology, Inc. 401(k)                          1,440.6260        5.62%
          Terri L. Trimmer
   R2     W9631 Rose Circle
          Beaver Dam, WI 53916-9232

          Lichte Insurance Agency, Inc.                          1,383.9400        5.40%
          MPP Donald A. Lichte
   R2     1400 Lancer Ct.
          Reedsburgh, WI 53959-1422

          Lichte Insurance Agency, Inc.                          3,884.4400       15.15%
          MPP Donald H. Lichte
   R2     610 Webb Ave.
          Reedsburgh, WI 5359-1267

MAINSTAY LARGE CAP GROWTH FUND:



TITLE OF                  NAME AND ADDRESS                      AMOUNT OF       PERCENT OF
 CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------------  --------------------  ----------
          Merrill Lynch Pierce Fenner & Smith Inc. -           181,492.6410       10.77%
          for the Sole Benefit of its Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          New York Life Trust Company                        3,965,102.0600       17.89%
          Client Accounts
   I      169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          MainStay Moderate Growth Allocation Fund           2,746,980.2350       12.39%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819

          MainStay Moderate Allocation Fund                  1,888,515.4750        8.52%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819

          MainStay Growth Allocation Fund                    1,862,227.4210        8.40%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819

          Evergreen Investment Services, Inc.                1,232,785.5590        5.56%
          The Custom Choice Equity Funds Portfolio
          College Sense WI4G
   I      C/O Jim Hall 18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                2,315,343.3480       10.44%
          The Moderately Aggressive Portfolio College
          Sense WI4B
   I      C/O Jim Hall 18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                4,647,922.7840       20.97%
          The Aggressive Portfolio
          College Sense WI4A
   I      C/O Jim Hall 18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Charles Schwab & Company Inc.                      1,918,551.2780        8.65%
   I      Attn: Mutual Fund Dept
          101 Montgomery Street
          San Francisco CA 94104-4122

          NYLIFE Distributors, Inc.                                414.2930      100.00%
          Al Leier- CVP
   R1     Audit Account
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          NYLIFE Distributors, Inc.                                414.2940      100.00%
          Al Leier- CVP
   R2     Audit Account
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007



MAINSTAY MAP FUND:



TITLE OF                  NAME AND ADDRESS                      AMOUNT OF      ` PERCENT OF
 CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------------  --------------------  ----------
          Merrill Lynch Pierce Fenner & Smith Inc.- for        962,621.4030        7.32%
          the Sole Benefit of its Customers
   A      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Citigroup Global Markets Inc.                        903,509.8040       14.84%
          House Account
   C      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Merrill Lynch Pierce Fenner & Smith Inc. -         1,050,402.0820       17.26%
          for the Sole Benefit of its Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East
          Jacksonville, FL 32246-6484

          New York Life Trust Company                        5,263,713.6220       55.54%
   I      Client Accounts
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          Raymond James & Associates Inc.                      578,810.7680        6.11%
          FBO Helios Education
   I      880 Carillon Pkwy
          St. Petersburg, FL 33716-1100

          New York Life Progress-Sharing Investment Plan     1,520,796.7250       16.05%
          Program
   I      C/O Lynne M Cohn
          51 Madison Ave
          Room 513
          New York, NY 10010-1603

          New York Life Trust Company                          400,730.6440       99.86%
          Client Accounts
   R1     169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          New York Life Trust Company                           58,453.2870       88.48%
          Client Accounts
   R2     169 Lackawanna Ave
          Parsippany, NJ 07054-1007

MAINSTAY MID CAP GROWTH FUND:



TITLE OF                  NAME AND ADDRESS                      AMOUNT OF       PERCENT OF
 CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------------  --------------------  ----------
          Merrill Lynch Pierce Fenner & Smith Inc. - for       508,823.7880        6.87%
          the Sole Benefit of its Customers
   A      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Citigroup Global Markets Inc.                        226,636.9200       11.60%
          House Account
   C      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Merrill Lynch Pierce Fenner & Smith Inc. - for       660,023.1670       33.77%
          the Sole Benefit of its Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          MainStay Moderate Growth Allocation Fund             225,201.7570       39.72%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819

          MainStay Moderate Conservative Allocation Fund        38,854.7180        6.85%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819

          MainStay Moderate Allocation Fund                    128,794.4150       22.72%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819

          MainStay Growth Allocation Fund                      168,458.8360       29.71%
          C/o Tony Elavia
   I      470 Park Ave
          Room VM
          New York, NY 10016-6819



MAINSTAY MID CAP VALUE FUND:



TITLE OF              NAME AND ADDRESS                          AMOUNT OF       PERCENT OF
 CLASS              OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------        --------------------  ----------
          Merrill Lynch Pierce Fenner &                       303,873.8240        11.71%
          Smith Inc. - For The Sole Benefit of its
   C      Customers
          Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Citigroup Global Markets Inc.                       333,138.4690        12.84%
          House Account
   C       Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Pattie A Clay Infirmary                              35,639.7030        98.02%
          Association Inc.
   I      C/O Robert J. Hudson Eastern By-Pass
          PO Box 1600
          Richmond, KY 40476-2603

          New York Life Trust Company                          68,207.1140        99.89%
          Client Accounts
   RI     169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          New York Life Trust Company                          93,588.0360        44.70%
          Client Accounts
   R2     169 Lackawanna Ave
          Parsippany, NJ 07054-1007



MAINSTAY MONEY MARKET FUND:



TITLE OF        NAME AND ADDRESS                     AMOUNT OF                PERCENT OF
 CLASS        OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP             CLASS
--------  ---------------------------          --------------------           ----------
   A      New York Life Trust Company            11,660,741.3000                5.41%
          Client Accounts
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007



MAINSTAY SMALL CAP GROWTH FUND:



TITLE OF        NAME AND ADDRESS                     AMOUNT OF                PERCENT OF
 CLASS        OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP             CLASS
--------  ---------------------------          --------------------           ----------
                      N/A                               N/A                      N/A



MAINSTAY SMALL CAP VALUE FUND:



TITLE OF              NAME AND ADDRESS                          AMOUNT OF       PERCENT OF
 CLASS              OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------        --------------------  ----------
          New York Life Trust Company                         414,997.4780         9.33%
          Client Accounts
   A      169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          Merrill Lynch Pierce Fenner &                       422,855.1310         9.51%
          Smith Inc. - For The Sole Benefit of its
          Customers
   A      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Citigroup Global Markets Inc.                        62,147.6210         6.70%
          House Account
   C      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          Merrill Lynch Pierce Fenner &                       194,699.0880        21.00%
          Smith Inc. - For The Sole Benefit of its
   C      Customers
          Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          Evergreen Investment Services, Inc.                 228,694.3120        13.66%
          The Custom Choice Equity Funds Portfolio
          CollegeSense - W14G
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                 147,685.0560         8.82%
          The Conservative Portfolio
          CollegeSense - W14E
          C/o Jim Hall
   I      18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                 295,209.8880        17.63%
          The Moderate Portfolio
          CollegeSense - W14D
          C/o Jim Hall
   I      18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                 431,273.4620        25.75%
          The Moderately Aggressive Portfolio
          CollegeSense - W14B
          C/o Jim Hall
   I      18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

          Evergreen Investment Services, Inc.                 571,754.3500        34.14%
          The Aggressive Portfolio
          CollegeSense - W13A
   I      C/o Jim Hall
          18th Floor
          200 Berkeley Street
          Boston, MA 02116-5022

MAINSTAY TAX FREE BOND FUND:



TITLE OF               NAME AND ADDRESS                         AMOUNT OF       PERCENT OF
 CLASS               OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------        --------------------  ----------
          Merrill Lynch Pierce Fenner &                       102,669.4480        15.76%
          Smith Inc. - For The Sole Benefit of its
          Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          NFS LLC FEBO                                         34,580.6180         5.31%
          R. Locke Bell
   C      PO Box 481
          Gastonia NC 28053-0481



MAINSTAY TOTAL RETURN FUND:



TITLE OF          NAME AND ADDRESS                              AMOUNT OF       PERCENT OF
 CLASS          OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP    CLASS
--------  --------------------------------                --------------------  ----------
          Citigroup Global Markets Inc.                        59,820.6030        29.77%
          House Account
   C      Attn: Peter Booth 7th Floor
          333 W 34th St
          New York, NY 10001-2402

          NYLIFE Distributors, Inc.                                60.3190        12.97%
          Al Leier- CVP
   I      Audit Account
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          F&M Bank Northern Virginia Cust.                        404.8270        87.03%
          FBO IPC Prototype Plan
   I      C/o John Ames
          PO Box 8095
          Virginia Beach, VA 23450-8095



MAINSTAY VALUE FUND:



TITLE OF                  NAME AND ADDRESS                      AMOUNT OF       PERCENT OF
 CLASS                   OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS
--------  ----------------------------------------------  --------------------  ----------
          Merrill Lynch Pierce Fenner & Smith Inc. - for      267,102.8040        44.30%
          the Sole Benefit of its Customers
   C      Attn: Fund Administration
          4800 Deer Lake Drive East 3rd Fl
          Jacksonville, FL 32246-6484

          NYLIFE Distributors, Inc.                                57.0220       100.00%
          Al Leier- CVP
   I      Audit Account
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          NYLIFE Distributors, Inc.                                56.9830       100.00%
          Al Leier- CVP
   R1     Audit Account
          169 Lackawanna Ave
          Parsippany, NJ 07054-1007

          New York Life Trust Company                         179,037.6790        30.07%
          Client Accounts
   R2     169 Lackawanna Ave
          Parsippany, NJ 07054-1007

                                   PROXY CARD


                               THE MAINSTAY FUNDS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 27, 2006



The undersigned shareholder of the Funds owned hereby constitutes and appoints Marguerite E. H. Morrison and Jeffrey Engelsman or either of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on March 27, 2006, beginning at 3:00 p.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.



The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated February 8, 2006.


The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposals. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                     VOTE VIA THE TELEPHONE: 1-866-458-9850

               VOTE VIA THE INTERNET: HTTP://WWW.PROXYONLINE.COM

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of each Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ]  Please check this box if you plan to attend the Special Meeting


[ ]  To vote FOR all the Proposals, mark this box. No other vote is necessary


PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

PROPOSAL 1 - ALL FUNDS AFFECTED:

To elect the following eight individuals as Trustees of the Trust:

1. Charlynn Goins

2. Edward J. Hogan

3. Alan R. Latshaw

4. Terry L. Lierman

5. John B. McGuckian

6. Donald E. Nickelson

7. Richard S. Trutanic

8. Gary E. Wendlandt


     [ ] FOR ALL                       [ ] WITHHOLD ALL   [ ] FOR ALL EXCEPT          [ ] ABSTAIN

                                                          To withhold authority
                                                          to vote for one or
                                                          more nominees, write
                                                          the nominee's number(s)
                                                          on the line below.

                                                          ----------------------

PROPOSAL 2 - ALL FUNDS AFFECTED: To    [ ] FOR            [ ] AGAINST                 [ ] ABSTAIN
grant the Trust approval to enter
into and materially amend agreements
with Sub-advisors on behalf of one
or more of the Funds without
obtaining shareholder approval;

PROPOSAL 3 - ALL FUNDS AFFECTED: To
approve the amendment of certain
fundamental investment restrictions
regarding:

   3.A. Borrowing                      [ ] FOR            [ ] AGAINST                 [ ] ABSTAIN

   3.B. Senior Securities              [ ] FOR            [ ] AGAINST                 [ ] ABSTAIN

   3.C. Underwriting Securities        [ ] FOR            [ ] AGAINST                 [ ] ABSTAIN

   3.D. Real Estate                    [ ] FOR            [ ] AGAINST                 [ ] ABSTAIN

   3.E. Commodities                    [ ] FOR            [ ] AGAINST      [ ] ABSTAIN

   3.F. Making Loans                   [ ] FOR            [ ] AGAINST      [ ] ABSTAIN

   3.G. Concentration of Investments   [ ] FOR            [ ] AGAINST      [ ] ABSTAIN

   3.H. Diversification; and           [ ] FOR            [ ] AGAINST      [ ] ABSTAIN

PROPOSAL 4 - ONLY AFFECTS THE          [ ] FOR            [ ] AGAINST      [ ] ABSTAIN
MAINSTAY LARGE CAP GROWTH FUND: To
approve a new sub-advisory agreement
between NYLIM and Winslow on behalf
of the Large Cap Growth Fund.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

     Your proxy is important to assure a quorum at the Special Meeting of Shareholders whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.


Signature(s):                           Date:                        , 2006
              -----------------------         -----------------------


Signature(s):                           Date:                        , 2006
              -----------------------         -----------------------

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.